Exhibit 10.30


Applicant or Patentee: Patrick R. Connelly et al.              DOCKET: BTI-1
Serial or Patent No: 10,077,988
Filed or Issued: February 19, 2002
Title: "An Electromagnetic Interference Immune Tissue Invasive System"

                                ASSIGNMENT

    WHEREAS, Patrick R. Connelly of Rochester, NY 14620; Michael L. Weiner of Webster, NY 14580; Stuart G. MacDonald of Pultneyville, NY 14538; Thomas H. Foster of Rochester, NY 14620; Wilson Greatbatch of Akron, NY 14001, and Victor Miller of Clarence, NY 14031 have invented certain new and useful improvements in "An Electromagnetic Interference Immune Tissue Invasive System," for which an application for Letters Patent of the United States was filed on February 19, 2002, and was afforded U.S.S.N. 10/077,988; and

    WHEREAS, Biophan Technologies, Inc., of West Henrietta, NY 14586 is desirous of obtaining the entire right, title and interest in, to and under the said improvements and the said application;

    NOW THEREFORE, in consideration of the sum of One Dollar ($1.00) in hand paid, and other good and valuable consideration, the receipt of which is hereby acknowledged, the said

          Patrick R. Connelly, Michael L. Weiner, Stuart G. MacDonald,
            Thomas H. Foster, Wilson Greatbatch, and Victor Miller

have sold, assigned, transferred and set over, and by these presents do hereby sell, assign, transfer and set over, unto the said

                        Biophan Technologies, Inc.,

its successors, legal representatives and assigns, the entire right, title and interest in, to and under the said improvements, and the said application and all divisions, renewals and continuations thereof, and all Letters Patent of the United States which may be granted thereon and all reissues and extensions thereof, and all applications for Letters Patent which may hereafter be filed for said improvements in any country or countries foreign to the United States, and all Letters Patent which may be granted for said improvements in any country or countries foreign to the United States and all extensions, renewals and reissues thereof.

     IN TESTIMONY WHEREOF, I hereunto set my hand and seal this _______ day of _________, 2002.


                                     _________________________
                                      Patrick R. Connelly
STATE OF NEW YORK
COUNTY OF MONROE :  ss.:

     On this _____ day of __________, 2002, before me, a Notary Public in and for the State and County aforesaid, personally appeared Patrick R. Connelly, to me known to be the person of that name, who signed and sealed the foregoing instrument and he acknowledges the same to be his free act and deed.

                                      ____________________________
                          Notary Public


IN TESTIMONY WHEREOF, I hereunto set my hand and seal this _______ day of _________, 2002.

                                      _________________________
                                      Michael L. Weiner

STATE OF NEW YORK
COUNTY OF MONROE :  ss.:

     On this _____ day of __________, 2002, before me, a Notary Public in and for the State and County aforesaid, personally appeared Michael L. Weiner, to me known to be the person of that name, who signed and sealed the foregoing instrument and he acknowledges the same to be his free act and deed.

                                   ____________________________
                                   Notary Public



IN TESTIMONY WHEREOF, I hereunto set my hand and seal this _______ day of _________, 2002.

                                    _________________________
                                    Stuart G. MacDonald

STATE OF NEW YORK
COUNTY OF MONROE :  ss.:

     On this _____ day of __________, 2002, before me, a Notary Public in and for the State and County aforesaid, personally appeared Stuart G. MacDonald, to me known to be the person of that name, who signed and sealed the foregoing instrument and he acknowledges the same to be his free act and deed.

                                    ____________________________
                                    Notary Public



IN TESTIMONY WHEREOF, I hereunto set my hand and seal this _______ day of _________, 2002.

                                    _________________________
                                    Thomas H. Foster
STATE OF NEW YORK
COUNTY OF MONROE :  ss.:

     On this _____ day of __________, 2002, before me, a Notary Public in and for the State and County aforesaid, personally appeared Thomas H. Foster, to me known to be the person of that name, who signed and sealed the foregoing instrument and he acknowledges the same to be his free act and deed.

                                    ____________________________
                                    Notary Public



IN TESTIMONY WHEREOF, I hereunto set my hand and seal this _______ day of _________, 2002.

                                    _________________________
                                    Wilson Greatbatch
STATE OF NEW YORK
COUNTY OF MONROE :  ss.:

     On this _____ day of __________, 2002, before me, a Notary Public in and for the State and County aforesaid, personally appeared Wilson Greatbatch, to me known to be the person of that name, who signed and sealed the foregoing instrument and he acknowledges the same to be his free act and deed.

                                    ____________________________
                                    Notary Public



IN TESTIMONY WHEREOF, I hereunto set my hand and seal this _______ day of _________, 2002.

                                    _________________________
                                    Victor Miller
STATE OF NEW YORK
COUNTY OF MONROE :  ss.:

     On this _____ day of __________, 2002, before me, a Notary Public in and for the State and County aforesaid, personally appeared Victor Miller, to me known to be the person of that name, who signed and sealed the foregoing instrument and he acknowledges the same to be his free act and deed.

                                    ____________________________
                                    Notary Public

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